Exhibit 99.2

Nukkleus Releases Updated Corporate Presentation: Lays Out Vision for Building Financial Infrastructure of the Future

Nukkleus is a curated gateway to the future of finance infrastructure, investing and nurturing technologies that are at the foundation of new-age financial services

NEW YORK, Dec. 29, 2023 - Nukkleus Inc. (NASDAQ: NUKK), a pioneering force in the fintech industry, proudly announces its new corporate presentation, marking a significant milestone as the company reaffirms its commitment to building ‘A Gateway to the Future of Finance’. This evolution comes after its recent commencement of trading on the NASDAQ as part of the completion of a SPAC merger, highlighting a period of growth and innovation. Nukkleus offers a host of products and services internationally, primarily outside the United States.

Nukkleus’ updated vision and strategy can be found in the company’s updated Corporate Presentation which is attached to this filing.

A Strategy and Vision for the Future: At its core, Nukkleus is a curated gateway to the future of finance infrastructure, investing in and nurturing technologies that are at the foundation of new-age financial services. With a commitment to disruptive technologies and progress, Nukkleus is at theforefront of the fintech revolution that leverages blockchain technology and digital assets to pave the way for a more efficient and inclusive financial services industry.

Strategic Growth and Market Position: As a fintech aggregator, Nukkleus is strategically expanding its ecosystem through acquisitions and partnerships. The company’s portfolio includes regulated and licensed businesses in key financial sectors, such as asset management, payment solutions, and technology platforms. With a focus on infrastructure solutions for traditional financial services adopting blockchain technology, Nukkleus targets growth verticals with well-defined regulatory environments.

Key Offerings and Innovations in Nukkleus’ Portfolio:

●	Democratizing Access to New Asset Classes: In 2021, Nukkleus acquired a stake in Jacobi Asset Management, the sponsor of Europe’s only regulated and approved bitcoin spot ETF traded on Euronext.

●	Disruptive Cross Border Payments Infrastructure: Digital RFQ (DRFQ), which is wholly owned by Nukkleus, leverages blockchain technology to bring efficiency and reduced costs to international B2B payments and currency exchange, making them more accessible in emerging markets and appropriate jurisdictions.

●	Custody and Settlement for Institutions: DigiClear, which Nukkleus has a substantial stake in (50%), is a proprietary digital assets custody and settlement platform poised to revolutionize post-trade processes.

●	Advanced Trading Technology: Nukkleus Technology, which is wholly owned by Nukkleus, is an advanced trading technology solutions, including the XW Trader platform and liquidity services, in appropriate jurisdictions.

Looking Ahead: With its strategic vision and innovative offerings, Nukkleus is not just participating in the future of finance but actively shaping it. The company’s growth plans include expanding its ETF offerings, enhancing payment solutions, and further developing its technological infrastructure.

“At Nukkleus, we don’t just anticipate the future; we’re creating it. Our updated corporate presentation reflects not just where we are today but where we’re heading tomorrow. We’re building a gateway to the future financial services making them more accessible, efficient, and secure for everyone. This isn’t just a business goal; it’s a global imperative,” said Emil Assentato, CEO and Chairman of Nukkleus.

About Nukkleus Inc.:

Nukkleus Inc. (NASDAQ: NUKK) is a dynamic fintech aggregator dedicated to revolutionizing the financial services industry. Through strategic acquisitions and technology development, Nukkleus is creating a comprehensive ecosystem that addresses the evolving needs of modern finance. As ‘A Gateway to the Future of Finance’, Nukkleus is committed to driving growth, fostering innovation, and setting new standards for efficiency, security, and inclusivity in the financial world.

For more information about Nukkleus please visit: https://www.nukk.com/

Financial Products and Services Disclaimer:

Digital assets are subject to a number of risks. Digital asset markets and exchanges are not regulated with the same controls or customer protections available with other forms of financial products and are subject to an evolving regulatory environment. Digital assets may not have legal tender status and may not be covered by deposit protection insurance. Past performance is not a guide to future performance, nor is it a reliable indicator of future results or performance. Applicable laws, rules or regulations in your home jurisdiction may prohibit you from entering into transactions with us; consequently, some of the products and services on this site may not be available in certain jurisdictions. *For example, Jacobi Asset Management’s fund is not available in the United States, and Digital RFQ is not licensed in any US States*. For more information about each of Nukkeleus’ pillars, please review its EDGAR profile and filings. Nukkleus puts an emphasis on regulatory compliance and each pillar operates under regulatory umbrellas is appropriate jurisdictions:

https://www.sec.gov/edgar/browse/?CIK=1592782

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as “will,” “believe,” “anticipate,” “expect,” “estimate,” “intend,” “plan,” or their negatives or variations of these words, or similar expressions. All statements contained in this press release that do not strictly relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the combined company management’s expectations regarding its financial outlook, strategic priorities and objectives, future plans, business prospects and financial performance, ability to satisfy the initial listing criteria of Nasdaq, ability to deliver value to its stakeholders and grow as a public company. These forward-looking statements are subject to risks, uncertainties and assumptions, some of which are beyond our control. In addition, these forward-looking statements reflect our current views with respect to future events and are not a guarantee of future performance. Actual outcomes may differ materially from the information contained in the forward-looking statements as a result of a number of factors, including, our ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably following the business combination; costs related to the business combination; changes in applicable laws or regulations; our ability to implement business plans, forecasts, and other expectations after the completion of the business combination, and identify and realize additional opportunities; the risk of downturns and the possibility of rapid change in the highly competitive industry in which we operate; the risk that we and our current and future collaborators are unable to successfully develop and commercialize our products or services, or experience significant delays in doing so; the risk that we may never achieve or sustain profitability; the risk that we will need to raise additional capital to execute our business plan, which may not be available on acceptable terms or at all; the risk that we experience difficulties in managing our expected growth and expanding operations; the risk that third party vendors are not able to fully and timely meet their obligations; the risk that we are unable to secure or protect our intellectual property; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties discussed under the “Risk Factors” section of Brilliant Acquisition Corp.’s prospectus filed with the Securities and Exchange Commission on November 13, 2023, and the combined company’s other periodic filings with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. Any forward-looking statement made in this press release is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the combined company expressly disclaims any obligations to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

For further information and to explore our digital asset solutions, please contact:

Jamie Khurshid, COO

Jkhurshid@nukk.com

+44 7956590095

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